UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2012

Nielsen Holdings N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-35042	98-0662038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway New York, New York 10003 (646) 654-5000	Diemerhof 2 1112 XL Diemen The Netherlands +31 20 398 8777
(Address of principal executive offices)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Nielsen Holdings N.V. (the “Company”) held its annual meeting of shareholders on May 8, 2012. The Company’s shareholders considered eight proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2012. The final voting results for each matter submitted to a vote of shareholders at the annual meeting are as follows:

	For	Against	Abstain	Broker Non-Votes
1. To (a) authorize the preparation of our Dutch statutory annual accounts and the annual report of the Board of Directors required by Dutch law, both for the year ended December 31, 2011, in the English language, (b) adopt our Dutch statutory annual accounts for the year ended December 31, 2011 and (c) authorize the preparation of our Dutch statutory annual accounts and the annual report of the Board of Directors required by Dutch law, both for the year ending December 31, 2012, in the English language	340,710,261	35,752	633,486	0
2. To discharge the members of the Board from liability pursuant to Dutch law in respect of the exercise of their duties during the year ended December 31, 2011	327,794,836	37,191	6,605,909	6,941,563
3. To elect the Executive and the Non-Executive Directors of the Board as listed herein
David L. Calhoun	315,140,691	18,882,659	414,586	6,941,563
James A. Atwood, Jr.	307,470,919	26,431,956	535,061	6,941,563
Richard J. Bressler	311,221,962	22,770,363	445,611	6,941,563
Simon E. Brown	311,554,602	22,437,723	445,611	6,941,563
Michael S. Chae	307,412,813	26,490,062	535,061	6,941,563
Patrick Healy	307,412,614	26,491,761	533,561	6,941,563
Karen M. Hoguet	328,143,947	5,790,928	503,061	6,941,563
James M. Kilts	313,121,067	20,871,198	445,671	6,941,563
Iain Leigh	328,974,618	5,017,707	445,611	6,941,563
Eliot P. S. Merrill	311,222,277	22,770,136	445,523	6,941,563
Alexander Navab	307,744,848	26,158,915	534,173	6,941,563
Robert Pozen	329,517,119	4,474,594	446,223	6,941,563
Robert Reid	311,221,957	22,770,396	445,583	6,941,563
Scott A. Schoen	307,412,158	26,491,605	534,173	6,941,563
Javier G. Teruel	328,111,946	5,791,817	534,173	6,941,563

	For	Against	Abstain	Broker Non-Votes
4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2012	340,756,179	221,251	402,069	0
5. To appoint Ernst & Young Accountants LLP as our auditor who will audit our Dutch statutory annual accounts for the year ending December 31, 2012	340,756,420	221,030	402,049	0
6. To approve the extension of the irrevocable and exclusive authority of the Board of Directors to (a) issue our shares and/or grant rights to subscribe for shares, never to exceed the number of our authorized but unissued shares and (b) limit or exclude the preemptive rights of shareholders with respect to the issuance of shares and/or grant of rights to subscribe for our shares, in each case until May 8, 2017	274,463,131	53,324,642	6,650,163	6,941,563
7. To approve the extension of the authority of the Board of Directors to repurchase up to 10% of our issued share capital (including depositary receipts issued for our shares) until November 8, 2013 on the open market, through privately negotiated transactions or in one or more self tender offers for a price per share (or depositary receipt) not less than the nominal value of a share and not higher than 110% of the most recently available (as of the time of repurchase) price of a share (or depositary receipt) on any securities exchange where our shares (or depositary receipts) are traded	340,669,356	84,533	625,610	0
8. To approve in a non-binding, advisory vote the compensation of our named executive officers as disclosed in the Proxy Statement pursuant to the rules of the Securities and Exchange Commission	302,807,906	31,184,380	445,650	6,941,563

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2012

NIELSEN HOLDINGS N.V.

By:	/s/ James W. Cuminale
Name:	James W. Cuminale
Title:	Chief Legal Officer